================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ---------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 30, 2001


                        COMMISSION FILE NUMBER: 000-21729


                               THE VIALINK COMPANY
                         (Name of Issuer in its Charter)

          DELAWARE                                             73-1247666
(State of Other Jurisdiction                                (I.R.S. Employer
Incorporation or Organization)                              Identification No.)


     13155 NOEL ROAD, SUITE 700
         DALLAS, TEXAS                                            75240
(Address of Principal Executive Offices)                        (Zip Code)




                   COMPANY'S TELEPHONE NUMBER: (972) 934-5500



================================================================================

ITEM 5.  OTHER EVENTS.


         Press release announcing viaLink's common stock being delisted from the Nasdaq National Market.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             99.1 Press release announcing viaLink's common stock being delisted from the Nasdaq National Market.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THE VIALINK COMPANY
                                                     (Registrant)


                                                 By: /s/ William P. Creasman
                                                    ----------------------------
                                                         William P. Creasman
                                                       Chief Financial Officer

Date: December 3, 2001

                                  EXHIBIT INDEX

                EXHIBIT
                NUMBER                    DESCRIPTION
                -------    -----------------------------------------------
                99.1   -   Press release announcing viaLink's common stock
                           being delisted from the Nasdaq National Market.